Exhibit 99.1

First Quarter 2023 Highlights 1) See appendix for a full description of capitalized terms and Non - GAAP reconciliations. 2) Refer to slide 3 – Continued Original Cash Rent Collection Success for additional information. Total rent collected during the p eriod includes both Original Cash Rent due and payments made by tenants pursuant to rent deferral agreements. 3) Refer to slide 6 – Top 10 Tenant Investment Grade Profile. Based on Annualized Straight - line Rent and on ratings information as of March 31, 2023. For our purposes, includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant’s parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the leas e) or lease guarantor. See appendix for a full description of Investment Grade. ASIC’s top 10 tenants are 59% actual Investment Gra de (“IG”) rated and 20% implied Investment Grade. 4) Refer to slide 7 – Proactive Portfolio Management for additional information. 5) Refer to slide 9 – Capital Structure and Q1’23 Financial Results for further information regarding our capital structure and liquidity. ASIC’s Manhattan focused real estate portfolio features an underlying tenant base in core commercial businesses, 100% total portfolio Original Cash Rent (1)(2) collection in Q1’23, an attractive top 10 tenant base that is 79% Investment Grade (1)(3) rated and demonstrated leasing platform success x Portfolio Occupancy (1) of 84% with a weighted average Remaining Lease Term (1) of 7.0 years x Resilient tenant base featuring government agencies and Investment Grade corporate tenants with core commercial business x Top 10 tenants that are 79% (3) Investment Grade rated and have a Remaining Lease Term of 9.4 years x Well balanced and long - term lease maturity schedule with 42 % of leases expiring after 2030 x In Q1’23, ASIC completed five new leases totaling 19,812 SF and $1.1 million of SLR and has a 2023 forward Leasing Pipeline (1) of two new leases that total 14,658 SF and $0.5 million of Annualized Straight - line Rent x The Leasing Pipeline includes a new lease for 2,000 SF at 8713 Fifth Avenue that will bring the building’s Occupancy to 100% and add $0.1 million of Annualized Straight - line Rent over the 20 - year lease term x Portfolio Occupancy is expected to increase to 85.3% from 84.0% at the end of Q1’23 as executed leases in ASIC’s Leasing Pipeline commence in 2023 x 100% fixed debt capital structure with a weighted average debt maturity of 3.9 years at a 4.4% weighted average interest rate x 100% total portfolio Original Cash Rent (1) collection in Q1’23 and near completed collection in 2022 (2) x As of March 31st, 2023, ASIC’s independent board members owned over 13,800 shares of ASIC and separately, ASIC’s Advisor and its affiliates owned over 800,000 shares of ASIC, demonstrating their depth of commitment by increasing ownership in ASIC High Quality Manhattan Focused Portfolio Continued Focus on Leasing Activity (4) Conservative Debt Profile and Board and Advisor Shareholder Alignment (5)

First Quarter 2023 Portfolio Highlights Metric ($ and SF in mm) Q1’23 Real Estate Investments, at Cost $842.6 Number of Properties 8 Total Square Feet 1.2 Annualized Straight - line Rent $59.1 Occupancy 84.0% Weighted Average Lease Term Remaining 7.0 Years 1) Ratings information is as of March 31, 2023. Weighted based on Annualized Straight - Line Rent as of March 31, 2023. ASIC’s top 10 tenants are 59% actual Investment Grade rated and 20% implied Investment Grade. Refer to slide 6 – Top 10 Tenants and Definitions in the appendix for additional information. 2) Based on Annualized Straight - Line Rent as of March 31 , 2023. 6% 12% 10% 6% 10% 6% 5% 3% 42% Financial Services 26% Government / Public Administration … Retail 12.0% Non - profit … Services 6% Fitness 6% Healthcare Services 5.0% Office … Professional Services … Technology 5.0% Other 7% $843 million portfolio of real estate investments featuring a diverse tenant mix across eight mixed - use office and retail condominium buildings that are primarily located in Manhattan Top 10 Tenants’ Credit Ratings (1) Tenant Industry Diversity (2) Lease Expiration Schedule (2) Portfolio Metrics 79% 14% 7% Investment Grade Non Investment Grade Not Rated

100% Original Cash Rent Collection Percentage of Original Cash Rent Due and Collected For Each Period Note: Collection data as of March 31, 2023. Total rent collected during the period includes both Original Cash Rent due and p aym ents made by tenants pursuant to rent deferral agreements or otherwise. This information may not be indicative of any future per iod. 100% 100% 99% 98% 98% 97% 92% 91% 87% 65% 70% 75% 80% 85% 90% 95% 100% Q1'2023 Q4'2022 Q3'2022 Q2'2022 Q1'2022 Q4'2021 Q3'2021 Q2'2021 Q1'2021 ASIC’s portfolio mix of government agency and Investment Grade corporate tenants with core commercial business continue to provide dependable rental income, resulting in 100% Original Cash Rent collection in Q1’23

4 4 Real Estate Portfolio Highlights

5 5 Detailed Property Summary Note: Data as of March 31, 2023. Portfolio Real Estate Assets, at cost ($ mm) Occupancy Occupancy + Leasing Pipeline Remaining Lease Term (in years) % of Annualized Straight - Line Rent % of Portfolio Square Feet 123 William Street $282.2 91% 94% 5.8 37% 47% _ 9 Times Square $186.5 62% 62% 6.5 13% 14% _ 1140 Avenue of the Americas $170.3 75% 75% 7.0 26% 21% _ 196 Orchard Street $89.3 100% 100% 12.1 12% 5% _ 400 E. 67th Street $73.6 100% 100% 4.2 7% 5% _ 200 Riverside Blvd. $19.3 100% 100% 14.3 2% 5% _ 8713 Fifth Avenue $16.4 89% 100% 8.8 2% 2% _ 421 W. 54th Street – Hit Factory $5.0 0% 0% 0.0 0% 1% _ Total Portfolio $842.6 84% 85% 7.0 100% 100% _ Note: Map shows seven properties located in Manhattan. Medical office building in Brooklyn not pictured. $843 million portfolio, at cost, that is diversified across eight mixed - use office and retail condominium buildings that are primarily located in Manhattan

6 6 Note: Original Cash Rent collection data as of March 31, 2023. Total rent collected during the period includes both Original Cas h Rent due and payments made by tenants pursuant to rent deferral agreements or otherwise. Eliminating the impact of deferred re nt paid, we collected the same percentage of Original Cash Rent due. Portfolio data as of March 31, 2023, unless otherwise noted. 1) Weighted based on Annualized Straight - Line Rent as of March 31, 2023. 2) Based on Annualized Straight - line Rent and on ratings information as of March 31, 2023. Includes both actual investment grade ra tings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant’s p are nt (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or lease guarantor. See appe ndi x for a full description of Investment Grade. ASIC’s top 10 tenants are 59% actual Investment Grade (“IG”) rated and 20% impl ied Investment Grade. Top 10 Tenant Investment Grade Profile Tenant Space Type Tenant Industry Credit Rating (2) Q1’23 Original Cash Rent Collection Remaining Lease Term (in years) % of Portfolio SLR % of Portfolio SF City National Bank Office / Retail Financial Services A2 100% 10.3 7.4% 3.7% _ Equinox Retail Fitness Caa3 100% 15.7 5.8% 3.1% _ Planned Parenthood Federation of America, Inc. Office Non - Profit A3* 100% 8.3 5.7% 6.7% _ Cornell University Office Healthcare Services Aa1 100% 1.3 4.2% 3.0% _ Dept. of Youth & Community Development Office Government Aa2 100% 14.8 3.8% 4.2% _ CVS Retail Retail Baa2 100% 11.4 3.7% 1.0% _ USA General Services Administration Office Government Aaa 100% 4.2 3.4% 4.9% _ I Love NY Gifts Retail Retail Not Rated 100% 13.2 3.3% 0.8% _ NYS Licensing Office Government Aa1 100% 4.3 3.1% 4.6% _ Marshalls Retail Retail A2* 100% 5.6 2.8% 2.1% _ *Implied Rating 79% IG Rated 100% 9.4 43.0% 34.0% _ Credit Rating: A2 Credit Rating: Aa1 Credit Rating: Baa2 Credit Rating: Aaa Credit Rating: Aa2 ASIC’s top 10 tenants (1) feature a balance of Investment Grade corporate tenants with core commercial businesses and government agencies

7 7 ASIC proactively manages its real estate portfolio by executing new leases and extensions with near - term maturing tenants Proactive Portfolio Management New Lease To Immediately Backfill An Expiring Lease Ten - Year Renewal Completed in Q2 ‘23 x Immediate backfill of an existing tenant's lease and required no tenant improvements x Ten - year lease renewal with one of the largest healthcare systems in the Northeast that required no leasing commissions First Quarter Highlights x In Q1’23, ASIC completed five new leases totaling 19,812 SF and $1.1 million of SLR and has a 2023 forward Leasing Pipeline o f t wo new leases that total 14,658 SF and $0.5 million of Annualized Straight - line Rent ▪ The Leasing Pipeline includes a new lease for 2,000 SF at 8713 Fifth Avenue that will bring the building’s Occupancy to 100% and add $0.1 million of Annualized Straight - line Rent over the 20 - year lease term ▪ Portfolio Occupancy is expected to increase to 85.3% from 84.0% at the end of Q1’23 as executed leases in ASIC’s Leasing Pipeline commence in 2023 x ASIC’s resilient portfolio and creditworthy tenant base resulted in near complete total portfolio Original Cash Rent collecti on in Q1’23 and 2022 Prior Lease New Lease Building 8713 Fifth Avenue Square Feet 5,000 5,000 Lease Expiration 5/31/2023 5/31/2033 Annual SLR $0.3 million $0.3 million Prior Lease New Lease Building 1140 Avenue of the Americas Square Feet 10,000 10,000 Lease Expiration 4/6/2023 10/31/2026 Annual SLR $1.1 million $1.1 million

Financial Highlights

9 9 Capital Structure and Q1’23 Financial Results Note: We do not have any significant scheduled debt principal repayments due until 2024. We expect to fund our operating expe nse s and capital requirements over the next 12 months with cash on hand, cash generated from operations and other potential sour ces all as described, including the uncertainties, on our Quarterly Report 10 - Q as of the period ended March 31, 2023. 1) See Definitions in the appendix for a full description. 2) Calculated as total mortgage notes payable, gross of $399.5 million minus cash and cash equivalents of $8.8 million (excludin g r estricted cash) divided by the carrying value of total assets of $786.3 million plus accumulated depreciation and amortizatio n o f $174.8 million as of March 31, 2023. 3) See appendix for Non - GAAP reconciliations. ASIC’s debt capital structure features limited debt maturities though 2024, 100% fixed rate debt at a 4.4% weighted average interest rate and Net Leverage (2) of 40.7% Key Capitalization Metrics ($ and shares in mm) Q1’23 Fixed / Floating Debt % 100% / 0% Weighted Averaged Effective Interest Rate 4.4% Total Debt $399.5 Net Debt (1) $390.7 Real estate assets, at cost $842.6 Net Leverage (1)(2) 40.7% Weighted Average Basic and Diluted Shares Outstanding 2.0 100% Fixed Rate Debt Maturity Schedule $49.5 $99.0 $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2023 2024 2025 2026 2027 2028 2029 2030 Key Financial Results ($ mm) Q1’23 Revenue from Tenants $15.5 Net Loss ($11.8) Funds from Operations (1)(3) ($4.8) Core Funds from Operations (1)(3) ($2.6) Cash NOI (1)(3) $7.0 Capital Structure x Fixed rate, long - term mortgage debt with a weighted averaged effective interest rate 4.4% x Weighted average debt maturity of 3.9 years with limited debt maturities through 2024 and Net Leverage of 40.7% x In Q1’23, ASIC completed a Rights Offering. The net proceeds totaled approximately $4.1 million for general corporate purposes including diversifying ASIC’s portfolio and pursuing new opportunities to generate revenue Only 12% debt matures thru 2025

10 10 ASIC’s capital structure is composed of fixed rate mortgage debt, limiting adverse effects from rising interests Only 12% of ASIC’s debt matures through 2025 Compares favorably to prevailing interest rate market Conversative leverage profile provides potential financing capacity Key Capitalization Metrics ASIC’s capital structure features limited near - term debt maturities, 100% fixed rate debt and Net Leverage of 40.7% (1) Capital Structure Highlights 100% Fixed Rate ASIC believes that its resilient tenant base, which features government agencies and Investment Grade corporate tenants, a top 10 tenant base that is 79% Investment Grade rated and a long - term lease maturity schedule with 42% of leases expiring after 2030, continues to perform exceptionally well 3.9 Year Weighted Average Debt Maturity 4.4% Weighted Average Interest Rate 40.7% Net Leverage 1) Calculated as total mortgage notes payable, gross of $399.5 million minus cash and cash equivalents of $8.8 million (excludin g r estricted cash) divided by the carrying value of total assets of $786.3 million plus accumulated depreciation and amortizatio n o f $174.8 million as of March 31, 2023.

11 11 Management and Board of Directors

12 12 Experienced Management Team Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Formerly, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opport uni ties for all AR Capital - sponsored investment programs ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA) Chris Masterson Chief Financial Officer and Treasurer ▪ Elected Chief Financial Officer and Treasurer of American Strategic Investment Co. in September 2019 ▪ Currently serves as Chief Financial Officer of Global Net Lease, Inc. (NYSE: GNL) ▪ Past experience includes accounting positions with Goldman Sachs and KPMG Jason Slear Executive Vice President of Real Estate Acquisitions and Dispositions ▪ Responsible for sourcing, negotiating and closing AR Global’s real estate acquisitions and dispositions ▪ Oversaw the acquisition of over $3.5 billion of real estate assets and the lease - up of over 10 million square feet during profes sional career Boris Korotkin Senior Vice President of Capital Markets ▪ Responsible for leading all debt capital market transactions ▪ Former Executive Vice President of Transaction Structuring for American Financial Realty Trust Ori Kravel Senior Vice President of Corporate Development ▪ Responsible for corporate development and business strategy ▪ Executed over $12 billion of capital market transactions and over $25 billion of M&A transactions Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former asset management and acquisitions director for Paramount Group, Inc., a 9 million square foot New York City office por tfo lio

13 13 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global ▪ Formerly, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital - sponsored investment programs ▪ Prior to the establishment of AR Capital, Mr. Weil served as Senior Vice President of Sales and Leasing for American Financial Realty Trust (AFRT), where he was responsible for the disposition and leasing activity for an approximately 30 million square foot portfolio ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA) Louis DiPalama | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since December 2022 ▪ Member of the Rhode Island State Senate and served in positions such as the chair of the Senate Committee on Rules, Government Ethics and Oversight, first vice chair of the Senate Committee on Finance and as a member of the Senate Committee on Education Abby Wenzel | Independent Director ▪ Ms. Wenzel was a member of the law firm of Cozen O’Conner, resident in the New York Office from April 2009 until her retirement in June 2019. Ms. Wenzel practiced in in the Real Estate Group and capital markets practice area, focusing on capital markets, finance and sale leaseback transactions ▪ Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block, LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009 Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 500 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance x Majority independent Board of Directors, with additional oversight provided by committees comprised solely of independent directors x PricewaterhouseCoopers LLP currently acts as the independent auditor for ASIC x ASIC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures x Management and shareholders fully aligned to compensate based on operational outperformance x As of March 31st, 2023, ASIC’s independent board members owned over 13,800 shares of ASIC and separately, ASIC’s Advisor and its affiliates owned over 800,000 shares of ASIC, demonstrating their depth of commitment by increasing ownership in ASIC

14 14 Appendix

15 15 Definitions Adjusted EBITDA : We believe that Adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction - related expenses, listing - related costs and expenses, other non - cash items such as the vesting and conversion of the Class B Units, equity - based compensation expense and including our pro - rata share from unconsolidated joint ventures, is an appropriate measure of our ability to incur and service debt . Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities . Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs . Annualized Straight - Line Rent : Straight - line rent which is annualized and calculated using most recent available lease terms as of the period end indicated . Cash NOI : We define Cash NOI as net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition and transaction - related expenses, depreciation and amortization, other non - cash expenses and interest expense . In calculating Cash NOI, we also eliminate the effects of straight - lining of rent and the amortization of above - and below - market leases . Core FFO : In calculating Core FFO, we start with FFO, then we exclude the impact of discrete non - operating transactions and other events which we do not consider representative of the comparable operating results of our real estate operating portfolio, which is our core business platform . Specific examples of discrete non - operating items include acquisition and transaction related costs for dead deals, debt extinguishment costs, listing related costs and expenses (including the vesting and conversion of Class B units and cash expenses and fees which are non - recurring in nature incurred in connection with the listing of Class A common stock on the NYSE and related transactions), non - cash equity - based compensation, and costs incurred for the 2022 proxy that were specifically related to the portion of our 2022 proxy contest materials . We add back non - cash write - offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows . We consider these write - offs and prepayment penalties to be capital transactions and not indicative of operations . By excluding expensed acquisition and transaction dead deal costs as well as non - operating costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties . In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results . EBITDA : Defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”) . We believe that EBITDA is an appropriate measure of our ability to incur and service debt . EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities . FFO : We define FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the “White Paper”) . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO . Our FFO calculation complies with NAREIT’s definition . Investment Grade : As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade . Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default . Ratings information is as of March 31 , 2023 . Top 10 tenants are 59 % actual investment grade rated and 20 % implied investment grade rated . Leasing Pipeline : Includes (i) all leases fully executed by both parties as of March 31 , 2023 , where the tenant has yet to take possession as of such date (ii) all leases fully executed by both parties as of May 1 , 2023 , but after March 31 , 2023 , and (iii) all leases under negotiation with an executed LOI by both parties as of March 31 , 2023 . This represents two executed leases where the tenant has yet to take possession and totaled 14 , 658 square feet . Leasing pipeline should not be considered an indication of future performance . Net Debt : Total debt of $ 399 . 5 million less cash and cash equivalents of $ 8 . 8 million (excluding restricted cash) as of March 31 , 2023 . Net Leverage : Calculated as total mortgage notes payable, gross of $ 399 . 5 million minus cash and cash equivalents of $ 8 . 8 million (excluding restricted cash) divided by the carrying value of total assets of $ 786 . 3 million plus accumulated depreciation and amortization of $ 174 . 8 million as of March 31 , 2023 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense . NOI excludes all other items of expense and income included in the financial statements in calculating net (loss) . Occupancy : Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . Original Cash Rent : Refers to contractual rents on a cash basis due from tenants as stipulated in their originally executed lease agreement based on leases in place for the applicable period, prior to any rent deferral agreement . Remaining Lease Term : Represents the outstanding tenant lease term . Weighted based on Annualized Straight - Line rent as of the date or period end indicated .

16 16 Reconciliation of Non - GAAP Metrics: Cash NOI For the Three Months Ended (in thousands) March 31, 2023 March 31, 2022 Net Loss (in accordance with GAAP) $ (11,758) $ (11,712) Depreciation & Amortization 6,952 6,981 Interest Expense 4,663 4,715 EBITDA (143) (16) Equity - based compensation 2,200 2,120 Other income (9) 37 Adjusted EBITDA 2,048 2,141 Asset and property management fees to related parties 1,884 1,922 General & Administrative 3,181 2,986 NOI 7,113 7,049 Accretion of below - and amortization of above - market lease liabilities and assets, net 36 (51) Straight - line rent (revenue as a lessor) (204) (1,303) Straight - line ground rent (expense as lessee) 27 27 Cash NOI $ 6,972 $ 5,722 Cash Net Operating Income (Cash NOI) Reconciliation Schedule

17 17 Reconciliation of Non - GAAP Metric: FFO (in thousands) Three Months Ended March 31, 2023 Three Months Ended March 31, 2022 Net Loss (in accordance with GAAP) $ (11,758) $ (11,712) Depreciation and amortization 6,952 6,981 FFO attributable to common stockholders (4,806) (4,731) Equity - based compensation 2,200 2,120 Core FFO attributable to common stockholders $ (2,606) $ (2,218) Funds From Operations (FFO) Reconciliation Schedule

18 18 Legal Notices

19 19 Important Additional Information and Where to Find It References in this presentation to the “Company,” “we,” “us” and “our” refer to American Strategic Investment Co. (“ASIC”) an d i ts consolidated subsidiaries. This presentation contains estimates and information concerning the Company's industry that are based on industry publication s a nd reports. The Company has not independently verified the accuracy of the data contained in these industry publications and reports. These estimates an d information involve a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The ind ust ry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” a nd “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company's Annual Report on Form 10 K for the year end ed December 31, 2022 filed with the Securities and Exchange Commission (the "SEC") on March 16, 2023 and all other filings filed with the SEC after that da te including but not limited to the subsequent Quarterly Reports on Form 10 - Q, Amendments to Quarterly Reports on Form 10 - Q/A and Current Reports on Form 8 - K, a s such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. These and oth er factors could cause results to differ materially from those expressed in these publications and reports. The majority of the concessions granted to our tenants as a result of the COVID - 19 pandemic are rent deferrals or temporary rent abatements with the original lease term unchanged and collection of deferred rent deemed probable. As a result of relief granted by the Financial Ac counting Standards Board and the SEC related to lease modification accounting, rental revenue used to calculate Net Income, NAREIT FFO, Core FFO, NOI, Cas h N OI, EBITDA, and Adjusted EBITDA has not been, and we do not expect it to be, significantly impacted by these types of deferrals.

20 20 Forward Looking Statements Certain statements made in this presentation are forward - looking statements. Those statements include statements regarding the i ntent, belief or current expectations of American Strategic Investment Co. (formerly known as New York City REIT, Inc.) (including, as required by context, New York City Operating Partnership, L.P. (the “OP”) a nd its subsidiaries, the “Company,” “we,” “our” or “us”) and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “m ay,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward - looking statements . Further, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unantic ipated events or changes to future operating results over time, unless required by law. Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” in the Company’s Annual Rep ort on Form 10 - K filed with the SEC on March 16, 2023 as well as other subsequent reports filed with the SEC including, but not limited to, the Current Report on Form 8 - K, Amendment 1 to the Quarterly Report on Form 1 0 - Q as of and for the period ended June 30, 2022 and our Quarterly Report as of and for the period ended September 30, 2022 all filed on November 14, 2022. Forward - looking statements speak as of the date they were ma de and we disclaim any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results ov er time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ materially from those pr esented in our forward - looking statements: • Our properties and other assets may be adversely affected by economic cycles and risks inherent to New York City or the other ar eas in which our assets are located or we conduct our business. • Our ability to fund our capital requirements will depend on, among other things, the amount of cash we are able to generate f rom our operations, which is dependent on, among other things, the continuing impact of economic factors impacting our tenants such as inflation, high interest rates and the continuing impact of COVID19 as well as our ability to access capital, which may not be available on acceptable or favorable terms, or at all. • Certain of our unaudited financial statements were required to be restated or revised and our management and, as a result, ma nag ement identified and reported a material weakness in our internal control over financial reporting for the quarterly periods ended March 31, 2022 and June 30,2022. • While we have suspended our policy regarding dividends, in the event we resume payment of dividends, and if we are not able t o g enerate sufficient cash flows from operations, we may fund dividends from sources other than cash flow from operations and may have to reduce the amount of dividends we pay or identify other financin g s ources. • Funding dividends from other sources such as borrowings, asset sales or equity issuances limits the amount we can use for pro per ty acquisitions, investments and other corporate purposes. • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the global COVID - 19 p andemic, including negative impacts on our tenants and their respective businesses. • Geopolitical instability due to the ongoing military conflict between Russia and Ukraine may impact the economic conditions i n t he United States. • Inflation and continuing increases in the inflation rate may have an adverse effect on our investments and results of operati ons . • Increases in interest rates could increase the amount of our debt payments, or limit the amount of funds we may borrow. • Market and economic challenges experienced by the U.S. and global economies may adversely impact aspects of our operating res ult s and financial condition. • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic v iab ility of our tenants. Lease terminations, tenant defaults and bankruptcy of tenants have adversely affected and could in the future adversely affect the income and cash flow produced by our properties. • In owning properties we may experience, among other things, unforeseen costs associated with complying with laws and regulati ons and other costs, potential difficulties selling properties and potential damages or losses resulting from climate change. • Our ability to successfully identify and consummate future development and acquisition opportunities and our ability to succe ssf ully integrate the operations of our completed acquisitions and realize projected returns resulting therefrom. • Our ability, following termination of our REIT election, to identify and acquire other assets or businesses beyond those that ot herwise generate REIT - qualifying income. • We depend on our Advisor and our property manager to provide us with executive officers, key personnel and all services requi red for us to conduct our operations and our operating performance may be impacted by any adverse changes in the financial health or reputation of our Advisor and our property manager. • All of our executive officers face conflicts of interest, such as conflicts created by the terms of our agreements with the A dvi sor and compensation payable thereunder, conflicts allocating investment opportunities to us, and conflicts in allocating their time and attention to our matters. Conflicts that arise may not be resolved in our f avo r and could result in actions that are adverse to us. • We have long - term agreements with our Advisor and its affiliates that may be terminated only in limited circumstances and may re quire us to pay a termination fee in some cases. • We have substantial indebtedness and may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due and we may incur additional indebtedness in the future. • We are in breach of two of our mortgage loans encumbering certain of our properties for multiple quarters and have been or wi ll be unable to use excess cash flow, if any, from those properties until the breaches are cured. If we experience additional lease terminations, it is possible that certain of the covenants on other loans may be br eached and we may also become restricted from accessing excess cash flows from those properties. • The stockholder rights plan adopted by our board, our classified board and other aspects of our corporate structure and Maryl and law may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders. • Our ability to have met and maintained qualification for taxation as a REIT commencing with our taxable year ended on Decembe r 3 1, 2014 through December 31, 2022.